EXHIBIT 99.1

LICENSE AND ASSIGNMENT AGREEMENT

This License and Assignment Agreement (the "Agreement") is made and entered into by and among R.F.B., LLC, a Kansas limited liability company ("Licensor-Assignor"), Dynamic Energy IP, LLC, a Delaware corporation ("Licensee-Assignee"), and Gene Rickard. The "Effective Date" is the day the signed agreement is authorized by the Board of Directors of Dynamic Energy Alliance Corporation.

Background

Licensor-Assignor has developed catalyst(s) and reactor technology relating to the recovery of high value organics from the processing of rubber and tires (the "RFB Technology"). Licensee-Assignee desires to obtain an exclusive, worldwide license and right from Licensor-Assignor to use the RFB Technology in connection with Licensee-Assignee's operation of plants that process scrap tires (the "Business") during the Term (as hereafter defined) of this Agreement, and Licensor-Assignor desires to grant such a license to Licensee-Assignee, all subject to the terms and conditions set forth in this Agreement. In addition, Licensor-Assignor/Gene Rickard is the owner of Non-Provisional Patent Application No. 13/187,509 (the "509 Application"). Subject to the terms and conditions set forth in this Agreement, Licensee-Assignee desires to obtain from Licensor-Assignor/Gene Rickard the right to pursue a patent application with respect to the subject matter of the 509 Application, and Licensor-Assignor/Gene Rickard desires to assign to Licensee-Assignee the right to pursue a patent with respect to the subject matter of the 509 Application. L.E. Bayless, John J. Fanning and Gene Rickard are the sole members of Licensor-Assignor. Dynamic Energy IP, LLC is a wholly-owned subsidiary of Dynamic Energy Alliance Corporation, a Florida corporation.

Agreement

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1. Grant of License. Upon the terms and conditions hereinafter set forth, Licensor-Assignor hereby grants to Licensee-Assignee and Licensee-Assignee hereby accepts the right, license and privilege of utilizing the RFB Technology for the following purposes throughout the world (the "Territory") and throughout the Term of this Agreement as set forth in Section 6: (a) the development and manufacture of goods and products as determined by Licensee-Assignee in its sole discretion, and (b) the design, construction and modification of plants (new and existing) utilizing the RFB Technology (collectively the "Business"). The license granted herein shall be exclusive to Licensee-Assignee during the Term of this Agreement. Upon the expiration or earlier termination of the Term of this Agreement, the license granted to Licensee-Assignee herein shall cease and Licensor-Assignor shall then have the right to grant licenses to and share RFB Technology with third parties.   As part of the exclusive license grant of the RFB

Technology to Licensee-Assignee herein, Licensor-Assignor agrees that it shall not during the Term of this Agreement (a) directly or indirectly utilize for its own benefit or for the benefit of its Members, parent entity, subsidiary(s), affiliated entities, and/or any other person, firm, company, corporation, association or entity the RFB Technology within the Territory; (b) directly or indirectly license, sell, assign, convey, disclose or share with any person, firm, company, corporation, association or entity other than Licensee-Assignee, the RFB Technology, within the Territory; (c) permit or allow any person, firm, company, corporation, association or entity other than Licensee-Assignee, to utilize the RFB Technology within the Territory; and/or (d) directly or indirectly engage in any business competitive with the Business within the Territory.

2. Marketing Assistance. During the Term of this Agreement, Licensor-Assignor will provide all reasonable assistance requested by Licensee-Assignee, at Licensee-Assignee's expense, to market and the energy products produced utilizing the RFB Technology.

3. Assignment of Non-Provisional Patent Application. On the terms and conditions set forth in Exhibit B attached hereto and incorporated herein by reference, Licensor-Assignor/Gene Rickard hereby assigns to Licensee-Assignee Non-Provisional Patent Application No. 13/187,509 (the "509 Application"). Licensor-Assignor agrees to take such steps as are reasonably necessary to secure the written consent of Gene Rickard to said assignment.

4. Intellectual Property Rights Relating to RFB Technology. Licensor-Assignor hereby assigns and grants to Licensee-Assignee (and to such person designated by Licensee-Assignee) during the Term of this Agreement, the exclusive right to apply for and own any patentable technology arising out of or in connection with the RFB Technology. Upon the expiration or earlier termination of this Agreement, Licensee-Assignee (through its designated inventor) shall be entitled to continue for Licensee-Assignee's (or it's designated inventor's) sole benefit and ownership, any patent application pending at the time of the expiration or earlier termination of this Agreement. During the Term of this Agreement, Licensee-Assignee shall have the exclusive right to determine when and whether to pursue patents with respect to the RFB Technology and to designate an individual(s) as the inventor.

5. Consideration for Grant of License and Assignment of 509 Application. In consideration for the exclusive license for the RFB Technology granted by Licensor-Assignor to Licensee-Assignee herein, the assignment of the 509 Application and the assignment of intellectual property rights relating to the RFB Technology, Licensee-Assignee agrees to pay to Licensor-Assignor the consideration set forth in Exhibit A attached hereto and incorporated herein by reference.

6. Term and Termination.

(a)
The parties agree and acknowledge that the term of this Agreement (the "Term") shall refer to and define only the time period for which the parties will have respective obligations to each other as set forth in this Agreement, but the Term of this Agreement shall not limit the nature of the license granted herein. The Term of this Agreement shall commence on the Effective Date and shall be for a term of twenty-five (25) years, or twenty (20) years from the date of issuance of the CIP Patent(s), whichever is greater, unless sooner terminated.

(b)
Termination of this Agreement for any reason shall not release either party from any part of any obligation accrued prior to the date of such termination, or obligations or rights continuing beyond termination of this Agreement.

(c)
Upon expiration or termination of this Agreement for any reason, Licensee-Assignee shall have the right to wind-up and conclude any outstanding agreements for which Licensee-Assignee has been engaged prior to the expiration or termination of this Agreement no matter how long after the expiration or termination of this Agreement it takes Licensee-Assignee to conclude such agreements. In connection with this extended post-termination conclusion period, Licensee-Assignee's obligation to pay consideration to Licensor-Assignor shall continue. In addition, from and after the expiration or termination of this Agreement, Licensee-Assignee (or its designated inventor) shall have the right to continue the patent application process with respect to any then pending patent application.

7. Representations and Warranties to Licensee-Assignee. As a material inducement to Licensee-Assignee to enter into this Agreement, the Licensor-Assignor represents and warrants to Licensee-Assignee the following:

(a)
Licensor-Assignor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Kansas. L.E. Bayless, John J. Fanning and Gene Rickard are the sole members of Licensor-Assignor.

(b)
Licensor-Assignor has all company power and authority necessary to execute and deliver this Agreement, and any other document referred to in this Agreement to which it is a party and to perform its obligations hereunder and thereunder, including consummating the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Licensor-Assignor and any other document referred to in this Agreement to which it is a party has been duly authorized by requisite company action of Licensor-Assignor. Each of this Agreement and any other document referred to in this Agreement to which it is a party is a valid and legally binding obligation of Licensor-Assignor, enforceable against Licensor-Assignor in accordance with its terms, subject to limitations upon the rights of creditors generally and limits upon the availability of equitable remedies under applicable law.

(c)
The execution by Licensor-Assignor and delivery of this Agreement and any other document referred to in this Agreement to which Licensor-Assignor is a party, or compliance with the terms and provisions hereof and thereof, including, without limitation, the consummation of the transactions contemplated hereby, will not (i) conflict with any term, condition or provision of the charter or Operating Agreement of Licensor-Assignor, (ii) conflict with or result in a material breach of any agreement, deed, contract, mortgage, indenture, writ, order, decree, security agreement or instrument to which Licensor-Assignor is a party or by which Licensor-Assignor, the RFB Technology or the 509 Application are or may be bound, or constitute a material default (or an event which, with the lapse of time or the giving of notice, or both would constitute a default) thereunder, or (iii) result in the creation or imposition of any lien, claim or encumbrance of any nature whatsoever with respect to the RFB Technology and/or the 509 Application.

(d)
Licensor-Assignor is the sole owner of all right, title and interest in and to the RFB Technology and no third party owns any such right, title or interest individually or collectively in the same. The RFB Technology and the 509 Application are free and clear of any security interest and/or lien. Other than Gene Rickard, there is no other person natural or otherwise who has an ownership interest in the RFB Technology and the 509 Application or whose consent is necessary to license and assign the RFB Technology and/or the 509 Application to Licensee-Assignee.

8. Representations and Warranties to Assignor-Licensor. As a material inducement to Licensor-Assignor to enter into this Agreement, the Licensee-Assignee represents and warrants to Licensor-Assignor the following:

(a)	Licensee-Assignee is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)
Licensee-Assignee has all company power and authority necessary to execute and deliver this Agreement, and any other document referred to in this Agreement to which it is a party and to perform its obligations hereunder and thereunder, including consummating the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Licensee-Assignee and any other document referred to in this Agreement to which it is a party has been duly authorized by requisite company action of Licensee-Assignee. Each of this Agreement and any other document referred to in this Agreement to which it is a party is a valid and legally binding obligation of Licensee-Assignee, enforceable against Licensee-Assignee in accordance with its terms, subject to limitations upon the rights of creditors generally and limits upon the availability of equitable remedies under applicable law.

(c)
Licensee-Assignee hereby agrees that it will utilize the RFB Technology in connection with the Business only in accordance with all applicable laws, rules and regulations governing those transactions entered into by Licensee-Assignee.

9. Indemnification.

(a)
Licensee-Assignee hereby agrees to defend, indemnify and hold Licensor-Assignor harmless from and against any and all actions, causes of action, claims, suits, judgments, fines, liabilities, losses, penalties and damages (including reasonable attorney's fees, court costs and expenses) to the extent arising from a material breach of this Agreement by Licensee-Assignee and/or the breach of a representation and/or warranty made by Licensee-Assignee.

(b)
Licensor-Assignor hereby agrees to defend, indemnify and hold Licensee-Assignee harmless from and against any and all actions, causes of action, claims, suits, judgments, fines, liabilities, losses, penalties and damages (including reasonable attorney's fees, court costs and expenses) to the extent arising from a material breach of this Agreement by Licensor-Assignor, the breach of a representation and/or warranty made by Licensor-Assignor, the authorized use of the RFB Technology by Licensee-Assignee in connection with the Business, and/or the breach by Gene Rickard of his obligations under this Agreement.

10. Non-Compete and Non-Disclosure Agreement. The undersigned Members of Licensor-Assignor, each hereby agree that during the Term of this Agreement and within the Territory, he/they shall not, without the prior written consent of Licensee-Assignee:

(a)
In any way, directly or indirectly, on his own account or for any person, firm, company, corporation, association or entity, within the Territory, engage in any business in competition with the Business;

(b)
In any way, directly or indirectly, on his own account or for any person, firm, company, corporation, association or entity, solicit, divert or take away, or attempt to solicit, divert or take away, any of the customers, clients, suppliers or accounts, or the business or patronage of such customers, clients, suppliers or accounts of Licensee-Assignee with respect to the Business; or

(c)	In any way, directly or indirectly, disclose or share with any person, firm, company, corporation, association or entity, other than Licensee-Assignee, the RFB Technology, within the Territory.

11. Severable provisions. The parties (and the undersigned L.E. Bayless, John J. Fanning and Gene Rickard) agree and understand the restrictions imposed by the provisions of Sections 1 and 10 of this Agreement and each subpart thereof are separate and severable. The parties (and L.E. Bayless, John J. Fanning and Gene Rickard) intend that in the event the restrictions imposed by said Sections or any of said subparts should be determined by any Court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions of this Agreement and the restrictions imposed by the remainder of said subparts shall remain valid and binding upon said parties. It is also understood and agreed that in the event any of the restrictions contained in Sections 1 and 10 and each subpart thereof should be considered by any Court of competent jurisdiction to be unenforceable because it is unreasonable either in length of time or area to which said restriction applies, then the Court may reduce and reform the provisions hereof so as to apply to limits considered enforceable by said Court.

12. Injunctive relief and damages. Recognizing that immediate and irreparable damage will result to Licensee-Assignee in the event of the breach of any of the covenants and assurances by Licensor-Assignor, L.E. Bayless, John J. Fanning and/or Gene Rickard contained in Sections 1 and/or 10 of this Agreement, if Licensor-Assignor, L.E. Bayless, John J. Fanning and/or Gene Rickard shall breach or threaten to breach any of said covenants and assurances, Licensee-Assignee shall be entitled to all equitable relief, without bond, including a temporary retraining order and all injunctive relief, to be issued by any Court of competent jurisdiction enjoining and restraining Licensor-Assignor, L.E. Bayless, John J. Fanning and/or Gene Rickard and each and every person, firm, company or corporation concerned therewith from the continuation of such breach of said covenants and assurances. In addition thereto, the breaching party(s) shall pay to Licensee-Assignee all damages sustained by Licensee-Assignee as a result of the breach of said covenants and assurances. Further, the breaching party shall pay to Licensee-Assignee all reasonable attorney's fees, accountant's fees, expert witness fees, court costs and expenses incurred by Licensee-Assignee as a result of the breach or threatened breach of said covenants and assurances, whether or not a lawsuit in equity or at law is filed.

13. Contingency for Benefit of Licensee-Assignee. Licensee-Assignee's obligations under this Agreement are contingent upon Gene Rickard executing this Agreement as to the terms set forth in Sections 10 and 11 and Exhibit B attached hereto.

14. Force Majeure. No failure or omission by Licensee-Assignee or Licensor-Assignor in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement nor create liability if the same shall arise from any cause or causes beyond the reasonable control of Licensee-Assignee or Licensor-Assignor, as applicable.

15. No Joint Venture. Nothing herein contained shall be construed to place the parties in the relationship of partners or joint venturers, and neither party shall have the power to obligate or bind the other in any manner whatsoever.

16. Confidentiality. Both parties shall keep confidential and shall not cause or permit the disclosure to any third party of any Confidential Information disclosed by either party to the other pursuant to this Agreement. Confidential Information shall include, but not be limited to, the RFB Technology licensed hereunder. Said confidentiality requirement shall not apply to any information which (a) was in the possession of a party on a non-confidential basis prior to the receipt of any disclosure to it by the other party, or (b) is or becomes, without disclosure by a party, part of the public knowledge or literature, or (c) otherwise lawfully becomes available to a party, from sources other than the other party, which sources did not acquire such information directly from the party, or (d) counsel to the party advises must be disclosed pursuant to a court order or by law or regulation.

17. Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service that requires signatures of recipients upon delivery and provides tracking services (e.g., Federal Express); and two (2) business days after being mailed by certified or registered mail, return receipt requested, to the following address or to such other address as the Licensor-Assignor or the Licensee-Assignee may advise in writing from time to time:

If to Licensor-Assignor:	R.F.B., LLC Attn: John J. Fanning 5201 W. 81st Street Prairie Village, Kansas 66208

If to Licensee-Assignee:	Dynamic Energy IP, LLC Attn: Chief Technical Officer Memphis Clark Tower, Suite 2700 5100 Poplar Avenue Memphis, Tennessee 38137

18. Assignment. Neither Licensor-Assignor nor Licensee-Assignee may assign this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld; provided, however, that Licensee-Assignee may assign this Agreement to any entity controlling, controlled by or under common control with Licensee-Assignee upon written notice to Licensor-Assignor.

19. Waiver. Any waiver by either party of a breach by the other party of any provision of this Agreement shall not operate or be construed as a continuing waiver, or prevent the non-breaching party from later enforcing strict compliance with any and all provisions in this Agreement.

20. Severability. If any provision of this Agreement, or any portion thereof, is held to be invalid or unenforceable by any court of competent jurisdiction, then the parties agree to negotiate in good faith for an enforceable provision that has the same purpose and economic effect of any such invalid or unenforceable provision, and the remaining provisions of this Agreement shall remain fully binding and enforceable.

21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri without regard to any conflicts of law rules.

22. Binding Effect. This Agreement shall be binding on and inure to the benefit of each party's respective successors, parent entities, subsidiaries, permitted assigns, and legal representatives

23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and which, when taken together, shall constitute one entire Agreement. It shall be fully executed when each party whose signature is required has signed at least one (1) counterpart even though no one (1) counterpart contains the signatures of all of the parties to this Agreement.

24. Electronic Signatures. Licensor-Assignor and Licensee-Assignee hereby acknowledge and agree that executed copies of this Agreement and all pertinent documents to this Agreement may be transmitted or delivered electronically, by facsimile or electronically by facsimile or electronic mail or similar means ("Electronic Means") and so long as such electronic transmissions generate, or can have generated, a written confirmation of the date and time of such transmission, the electronic delivery or storage of such documents and the signatures affixed thereto, shall, be given legal effect as an original, valid and binding on all parties. At the request of any party, any document transmitted by Electronic Means is to be re-executed in original form by the parties who executed the document via Electronic Means. No party may raise the use of Electronic Means or the fact that a signature was transmitted through the use of Electronic Means as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this paragraph.

25. Effective Date. In as much as the "Consideration for License of RFB Technology" may include restricted common stock of Dynamic Energy Alliance Corporation, authorization of this agreement is subject to a resolution of the Board of Directors of Dynamic Energy Alliance Corporation affirming such common stock. Therefore, the "Effective Date" of this agreement shall be the date of the authorizing resolution to that effect.

26. Entire Agreement; Amendment. There are no representations, promises, warranties, covenants or undertakings other than those contained in this Agreement and the Exhibits hereto between the parties which represents the entire understanding of the parties. This Agreement contains the entire agreement between the parties and supersedes any and all previous written or oral negotiations, commitments, transactions or understandings between the parties. This Agreement may not be amended, supplemented or otherwise modified except by a written amendment signed by the parties.

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IN WITNESS WHEREOF, the parties hereto have executed this License and Assignment Agreement as of the Effective Dale first abuve written.